                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                          Date of Report: July 3, 1998
                       (Date of earliest event reported)


                        Central Reserve Life Corporation
             (Exact Name of Registrant as specified in its charter)


            Ohio                             0-8483                       34-1017531
------------------------------      ------------------------    -----------------------------
(State or other jurisdiction of      (Commission File Number)    (IRS Employer Identification
        Incorporation)                                                      Number)


17800 Royalton Road, Strongsville, Ohio                  44136
---------------------------------------                ----------
(Address of Principal Executive Offices)               (Zip Code)


                                 (440) 572-2400
                                 --------------
              (Registrant's telephone number, including area code)

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 Item I.  Changes in Control of Registrant

         On June 26, 1998, the shareholders of Central Reserve Life Corporation (the "Company") approved the equity financing transaction pursuant to which 7,300,000 Common Shares were issued and Equity Warrants to acquire up to 3,650,000 Common Shares at an exercise price of $5.50 per share, for an aggregate consideration of $40,150,000. Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda) L.P. have indicated in a Schedule 13D that was filed with the Securities and Exchange Commission on July 3, 1998, that the source of their funds for the purchase of the Common Shares and Equity Warrants will be contributions from their partners. None of the other investors have indicated what their source of funds will be for the acquisitions. The following table sets forth the investors, Common Shares issued and percentages of outstanding shares owned.


                                                                      COMMON
                            INVESTOR                                  SHARES               PERCENTAGE(1)
                            --------                                  ------               ----------

Insurance Partners, L.P.                                            2,799,466                24.35%
Insurance Partners Offshore (Bermuda), L.P.                         1,545,990                13.45
Turkey Vulture Fund XIII, Ltd.                                      1,120,910(2)              9.75
Medical Mutual of Ohio                                                363,636                 3.16
United Payors and United Providers                                    181,818                 1.58
Peter W. Nauert                                                       934,636(3)              8.13
Michael A. Cavataio                                                   130,316                 1.13
Mercantile Bank of Northern Illinois, Trustee
      of the Conseco Stock Option Plan F/B/O
      Michael A. Cavataio                                              51,502                  .45
Karon Hill                                                            100,000                  .87
Val Rajic                                                             100,000                  .87
Howard R. Conant                                                       90,909                  .79
Joseph Cusimano IRA                                                    90,909                  .79
LEG Partners SBIC, L.P.                                               181,818                 1.58
Marc C. Krantz                                                          4,546                  .04
Krantz Family Limited Partnership                                       4,544                  .04
                                                                                     -------------
                                                                                             66.98%
                                                                                     =============

  (1) Total outstanding shares 11,495,172
  (2) Includes 400,000 shares previously owned by the Fund
  (3) Includes 1,000 shares previously owned by Mr. Nauert

         Further information is available in the Proxy Statement mailed to the Company's shareholders and filed with the Securities and Exchange Commission on May 28, 1998. Also, attached as an Exhibit, is the news release issued on July 6, 1998.

Item 7.      Financial Statements and Exhibits

      (c)    Exhibits

             99.3        Press Release dated July 6, 1998



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   July 16, 1998                CENTRAL RESERVE LIFE CORPORATION

                                     By: Frank W. Grimone

                                     Frank W. Grimone, Chief Financial Officer